                               [GRAPHIC OMITTED]

                                        UNIQUELY
                                   POSITIONED TO
                                   CAPITALIZE ON
                                          CHANGE

                                          [LOGO]
                                         CENTURY


                                         CENTURY
                                       SMALL CAP
                                          SELECT
                                            FUND


                                   ANNUAL REPORT
                                OCTOBER 31, 2001

[LOGO]
CENTURY FUNDS
CENTURY SMALL CAP
SELECT FUND


TRUSTEES
Allan W. Fulkerson, Chairman and Trustee
John E. Beard, Trustee
William W. Dyer, Jr., Trustee
Davis R. Fulkerson, Trustee
Ernest E. Monrad, Trustee
Michael J. Poulos, Trustee
Jerry S. Rosenbloom, Trustee
Alexander L. Thorndike, Trustee

AUDITORS
Deloitte & Touche LLP

CUSTODIAN
State Street Bank & Trust Co.

TRANSFER AGENT
Boston Financial Data Services, Inc.
State Street Bank & Trust Co.

DISTRIBUTOR
Forum Fund Services, LLC

INVESTMENT ADVISER
Century Capital Management, Inc.

TELEPHONE
617-482-3060
800-321-1928
Shareholder Hotline
800-303-1928
www.centuryfunds.com



TEN LARGEST HOLDINGS
10/31/01
AMERICAN CAPITAL STRATEGIES, LTD.                                          3.0%
Publicly traded buyout and mezzanine fund that is principally engaged in providing senior debt, subordinated debt and equity to middle-market companies in need of capital for growth, acquisitions, liquidity and restructuring.

EURONET WORLDWIDE, INC.                                                    3.0%
The company and its subsidiaries provide processing services to banks, financial institutions and other companies.

INVESTORS FINANCIAL SERVICES CORP.                                         2.9%
A bank holding company that provides asset servicing for the financial services industry.

RENAISSANCERE HOLDINGS LTD.                                                2.6%
A specialty insurance company that primarily focuses on property-catastrophe reinsurance and insurance.

IRON MOUNTAIN INC.                                                         2.6%
Engages in records and information management and related services including storage for all major media, and enables customers to outsource these functions.

BRIGHT HORIZONS FAMILY SOLUTIONS, INC.                                     2.5%
A national provider of workplace services for employers and families, including child care, early education and strategic work/life consulting.

UNIVERSAL HEALTH SERVICES, INC.                                            2.4%
Principal business is owning and operating acute-care hospitals, behavioral health centers, ambulatory surgery centers, radiation oncology centers and women's centers.

AFFILIATED MANAGERS GROUP, INC.                                            2.4%
Affiliated Managers Group, Inc. buys and holds equity interests in mid-sized investment management firms (Affiliates).

MARKEL CORP.                                                               2.4%
An insurance holding company, writes specialty insurance products and programs for a variety of niche markets through its insurance subsidiaries.

HCC INSURANCE HOLDINGS, INC.                                               2.3%
HCC Insurance Holdings Inc. provides specialized insurance underwriting and intermediary services.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceeded or accompanied by a prospectus.

DEAR FELLOW
SHAREHOLDERS
This is the second annual report of Century Small Cap Select Fund, and your Fund has performed relatively well through a difficult market environment.

At Century Capital Management, like many others, we were shocked and saddened by the September 11th tragedy, which has created a traumatic and lasting impact on our society and economy. Our thoughts and prayers are with those affected. Despite the market downturn following the attack, the Fund delivered solid relative performance for its 2001 fiscal year (ending 10/31/01), with the Investor Shares and Institutional Shares up +3.68% and +3.63%, respectively, versus a decline of -12.70% for the Russell 2000 Index.

We attribute much of our recent performance to 1) the original research of our investment analysts, 2) our emphasis on investing in companies with experienced management teams that have the potential to deliver high returns on equity
(ROEs) through high recurring revenues and/or sustainable and predictable earnings streams and 3) our disciplined buy and sell approach.

A YEAR IN REVIEW

Looking at the specific contributors to portfolio performance, the Fund's best performers for its 2001 fiscal year included Bisys Group (outsourcing services), Euronet (financial processing), Career Education (post-secondary education), SEI Investments (asset management and processing), RenaissanceRe Holdings (specialty reinsurer), First Health Group (managed benefits provider) and A.J. Gallagher (risk management services). The Fund's under performers included companies that continue to work through changing competitive positions: Checkfree (bill payment), Devry (continuing education), Vesta Insurance Group (personal lines insurer) and NCO Group (financial collections).

CURRENT ECONOMIC CONDITIONS

2001 has proven to be a difficult and extraordinary year for the U.S. equity and bond markets, as well as those in Europe, Asia and Latin America. According to many economic indicators, the U.S. economy entered into a recession (beginning last March) after a decade of tremendous growth in productivity and earnings, which led to ever-increasing valuation multiples for growth-oriented equities. Technological innovation and widespread adoption were instrumental in driving dramatic improvement in our economic productivity - further fueling this ten-year bull market through 2000.


FUND PERFORMANCE VERSUS INDEX
ONE YEAR TOTAL RETURN

Century Small Cap Select Fund and The Russell 2000
One Year through 10/31/01

Investor Shares                                   3.68%
Institution Shares                                3.63%
Russell 2000                                    -12.70%

As of 10/31/01. Past performance is no guarantee of future results. Please see additional performance information on page 7.


Like most previous recessions, the recent downturn was partially borne out of the excesses of the 1990's bull market, where optimistic growth assumptions led to over-investment and excess capacity in the technology and manufacturing sectors. The difference in this cycle is that the corporate sector entered the recession before the consumer.

Corporate earnings began to falter in the second half of 2000 as demand slowed - leading to excess supply, higher inventories and falling prices. The Federal Reserve Board proactively countered this slowdown by reducing interest rates an unprecedented 11 times since January 2001 to their lowest level (1.75%) in 40 years, partially insulating the consumer from the corporate slowdown.

Meanwhile, consumer sentiment and spending remained relatively robust until the September 11th tragedy - due to low unemployment, low inflation, low interest rates and continued strength in the housing market. We are now seeing consumer confidence begin to wane as the impact of corporate downsizing begins to affect Main Street America. Although there is no way to predict the future, previous U.S. recessions averaged about 11 months, which would point to a recovery in the spring of 2002.

In the near term, we feel that many equity valuations have moved above our price targets and many Wall Street earnings assumptions appear high for next year. Longer-term, we believe that the Fund is well positioned and has the potential for future appreciation.

What are we investing in today? During the year, we sought to invest in 1) healthcare, 2) specialty insurance and finance, 3) outsourcing/ administrative processing firms and 4) specialized business services companies. We believe the demographics and earnings profiles of these segments are more resilient and attractive in this uncertain market environment. Many stocks in these segments have secular growth attributes that partially insulate them from the current economic slowdown. They also have a somewhat higher degree of earnings predictability and quality than other sectors.

THE FUND'S INVESTMENT OUTLOOK.

Overall, the third quarter earnings results that have been released to date reveal the strength of our portfolio companies. The recent terrorist events have impacted investors' views of the world, and we have made several minor adjustments to our investment outlook and the portfolio since September 11th. There is an increased appreciation and demand for "risk management" businesses, benefitting our investments in insurers and security services.
Commercial and specialty insurers are currently seeing significant double-digit improvement in revenue. We believe a continuation of this trend could translate into dramatic earnings growth through 2002. Elsewhere, health care providers are projecting accelerating earnings growth into 2003, whereas many technology and manufacturing firms are forecasting slower sales through mid-2002.

Looking forward, the pace of change appears to be accelerating. As a result, we are positioning the Fund's portfolio seeking to take advantage of several dramatic changes in the market. Many of our newer positions attempt to capitalize on one of the following themes.

 . In healthcare services, patient care and reimbursement trends continue to grow due to improved pricing and profitability throughout the industry.

THE RETURN OF FUNDAMENTAL ANALYSIS

We often describe ourselves as "cash flow" and "balance sheet" investors, since we want to invest in companies that have historically generated dependable earning streams for their shareholders. Over the last decade, many investors seemed to focus exclusively on a company's projected earnings growth rate (growth-at-any-price), without regard for the quality or sustainability of the underlying business. This emphasis on the income statement overlooked the other two financial statements (cash flow statement and balance sheet).

THE CENTURY PROCESS

Our investing process utilizes six steps, emphasizing in-depth fundamental research on each company, its rivals and the industry in which it competes.We start by screening our universe of stocks according to favorable business climate and valuation criteria. From this "watchlist," our research analysts begin a due diligence process which includes both qualitative (visiting corporate and satellite offices, interviewing contacts in the field) and quantitative (building earnings models, discounted cash flow analyses and relative valuation comparisons) methodologies. After assessing the economics of a company, we then evaluate management. First and foremost, we must be able to trust management and believe that they will manage the business as if they were owners.We want to invest with management teams that demonstrate a sense of urgency, desire and competitiveness. At the same time, management should possess a high degree of integrity and consistency in running the business and conservatism in preparing financial statements.

--------------------------------------------------------------------------------
Step 1:      Step 2:       Step 3:    Step 4:          Step 5:       Step 4:
Initial      Due           Rank                        Segment       Follow-Up
Screen       Diligence     Holdings   Presentation     Position      Assessment
--------------------------------------------------------------------------------

This preparation leads to an understanding of the risk/reward profile for each company, in addition to the shifting trends in strategy, pricing, margins and market share. Once we have conducted a sensitivity analysis to "stress test" the risks and rewards affecting each company, we are usually ready to make a recommendation to buy or sell a particular stock to the team. If there is a resulting purchase decision, we determine the appropriate purchase size and parameters.We typically will sell a company when either of the following conditions exist: 1) negative change in company fundamentals, or 2) the stock approaches fair value - we reassess position sizes as stocks reach our price targets. Our most important and final step is to follow-up and assess the changing conditions for each company on a regular basis in hopes of avoiding the common errors of complacency that impact many investors.

Using these techniques we constantly search for growth companies that have demonstrated an ability to create franchise value in previous periods for their shareholders. We hope to reduce the risk of owning a higher-growth stock if we can buy it when 1) the current valuation is below its intrinsic value and 2) the market appears to be unaware of its accelerating growth prospects.

Our investment philosophy continues to focus on identifying industry leaders exhibiting what we believe are superior management teams and sustainable competitive advantages in their products, services and/or distribution networks. We view the recent movement toward evaluating balance sheet and cash flow statements as a healthy development for all investors. Furthermore, this approach should benefit the Fund as the attractiveness of the portfolio holdings are potentially recognized by the broader market.

o In non-life insurance, the cost of an insurance policy is rising sharply as a result of record losses over the past couple of years. This favorable pricing environment could result in higher profitability per unit of risk.
o Outsourcing and processing firms that are less dependent on the interest rate cycle

ATTRACTIVE VALUATION POTENTIAL
-------------------------------------------------------------------------------
                                                     CSCSF     Russell 2000
                                                     -----     ------------
Earnings Growth and Valuation:
2001 Est. Price to earnings (P/E) ratio:             36.8x         48.0x
2001 Est. earnings growth:                           29.0%        -45.0%
                                                     ----         -----
2001 P/E Ratio to Growth Rate (PEG Ratio):           1.27x        -1.07x

Data reflects the Funds holdings as of October 31, 2001
SOURCE: Bloomberg, StockVal and CCM Research.
-------------------------------------------------------------------------------

As we look at the Fund's portfolio, we see attractive potential for its growth and valuation metrics on both an historic and prospective basis. The Fund's weighted average growth rate on 2001 estimated earnings was 29% compared to -45% for the Russell 2000 Index. The 2001 price-to-earnings ratios for the Fund and the Russell 2000 are 36.8x and 48.0x, respectively. These two ratios can be combined to create the P/E-to-growth rate (PEG) ratio which stands at 1.27 for the Fund and -1.07 for the Russell 2000. In effect, the PEG ratio shows that the Fund is trading at a modest premium (27%) to its underlying growth rate while the Russell 2000's ratio is hurt by its negative earnings' growth rate. In other words, your portfolio is less expensive than its benchmark even though the portfolio's earnings growth rate is projected to be higher.

NEW DEVELOPMENT
We are also continuing to add depth to our investment team, with Kevin Callahan, CFA recently joining Greg Dimarzio and Joanna Wald as a senior analyst.We would like to acknowledge their excellent work in helping us manage the Fund for our shareholders. Thank you again for your confidence in us, and please visit our website (www.centuryfunds.com) to read more about our investment strategy and to receive updates on the Fund. We also welcome your questions by phone or letter.

December 11, 2001

Respectfully submitted,

/s/Allan Fulkerson
----------------------------
Allan Fulkerson
Chairman


/s/Lanny Thorndike
----------------------------
Lanny Thorndike
Trustee and Chief Investment Officer



------------------------------------
CENTURY SMALL CAP SELECT FUND'S
INVESTMENT RESULTS AS OF
OCTOBER 31, 2001

AVERAGE ANNUAL TOTAL RETURN
SHARE CLASS
-----------------

INVESTOR
1 year                         3.68%
Since Inception               29.18%

INSTITUTIONAL
1 year                         3.63%
Since Inception               24.29%
-------------------------------------

PERFORMANCE OF A $10,000 INVESTMENT
The following charts compare the performance through October 31, 2001 of a hypothetical $10,000 investment in the Fund's Institutional Shares (12/9/99 inception date) and the Fund's Investor Shares (2/24/00 inception date) and the Russell 2000 Index.


CENTURY SMALL CAP SELECT FUND
INVESTOR SHARES & RUSSELL 2000

                      CSCSF Investor   Russell 2000 Index

      02/24/00            $10,000          $10,000
      02/29/00            $10,010          $10,429
      03/31/00            $10,940           $9,741
      04/30/00            $10,920           $9,155
      05/31/00            $11,180           $8,621
      06/30/00            $11,380           $9,373
      07/31/00            $12,130           $9,071
      08/31/00            $13,000           $9,763
      09/30/00            $13,710           $9,476
    10/31/2000            $14,260           $9,053
    11/30/2000            $14,000           $8,124
    12/31/2000            $15,170           $8,822
     1/31/2001            $14,978           $9,281
     2/28/2001            $14,633           $8,672
     3/31/2001            $13,843           $8,248
     4/30/2001            $14,593           $8,893
     5/31/2001            $15,150           $9,112
     6/30/2001            $15,798           $9,426
     7/31/2001            $15,727           $8,916
     8/31/2001            $15,443           $8,628
     9/30/2001            $15,059           $7,467
    10/31/2001            $14,785           $7,904

CENTURY SMALL CAP SELECT FUND
INSTITUTIONAL SHARES & RUSSELL 2000

                         CSCSF Inst    Russell 2000 Index

     12/09/99             $10,000          $10,000
     12/31/99             $10,010          $10,870
     01/31/00             $10,100          $10,696
     02/29/00             $10,160          $12,462
     03/31/00             $11,160          $11,640
     04/30/00             $11,150          $10,940
     05/31/00             $11,410          $10,302
     06/30/00             $11,610          $11,200
     07/31/00             $12,390          $10,840
     08/31/00             $13,280          $11,667
     09/30/00             $14,010          $11,324
   10/31/2000             $14,570          $10,818
   11/30/2000             $14,320           $9,708
   12/31/2000             $15,510          $10,542
    1/31/2001             $15,304          $11,091
    2/28/2001             $14,914          $10,363
    3/31/2001             $14,101           $9,856
    4/30/2001             $14,862          $10,627
    5/31/2001             $15,438          $10,888
    6/30/2001             $16,086          $11,264
    7/31/2001             $16,024          $10,654
    8/31/2001             $15,747          $10,310
    9/30/2001             $15,356           $8,922
   10/31/2001             $15,109           $9,445


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Due to market volatility, the Fund's performance may be less than the figures presented. Results of an investment made today may differ substantially for the Fund's historical performance. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance returns include the reinvestment of dividends and capital gain distributions. The Fund's investment adviser has voluntarily committed to waive a portion of its management fee for both classes and to reimburse certain other expenses to the extent necessary that net total fund annual operating expenses will not exceed 1.80% for the Investor class and 1.45% for the Institutional class through at least February 28, 2002. The Adviser may withdraw this waiver without notice to shareholders at any time thereafter. The returns shown would have been lower absent this waiver and reimbursement. The Fund will deduct a short term trading fee of 1.0% from the redemption proceeds if you sell your shares after holding them less than 180 days. The Russell 2000 Index is widely regarded in the industry as the premier measure of small cap stocks. On the other hand, its results are not adjusted for the costs to manage and trade a portfolio of securities, so that it is not directly comparable to an actual investors' results. The index is not available for investment. CENTURY SMALL CAP SELECT FUND'S PERFORMANCE (ANNUALIZED SINCE INCEPTION THROUGH OCTOBER 31, 2001) INSTITUTIONAL SHARES +24.29%, INVESTOR SHARES +26.14%. The Small Cap Select Fund Performance through 9/30/01: 1 year Institutional Shares 9.61%, Investor Shares 9.84%. Annualized since inception Institutional Shares 26.74% and Investor Shares 29.18%. Price to earnings ratio is the value of a company's stock price relative to company earnings. The p/e ratio is determined by dividing the price of the stock by company earnings per share. Estimated earnings growth is the year over year growth in earnings per share (2000-2001) The PEG Ratio is the p/e ratio relative to the companies earnings growth rate.

The views in this report were those of the Fund manager as of December 11, 2001 and may not reflect the views of the manager on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advise.

Concentration in the financial services field will subject the Fund to the risks associated with that field (e.g., government regulation, interest rates, claims activity, and exposure to natural and man-made disasters) and may result in greater fluctuation in the Fund's share value than is experienced in less concentrated portfolios. In addition, the Fund invests in smaller companies which pose greater risks than those associated with larger, more established companies.

Portfolio of Investments - October 31, 2001
COMMON STOCKS:
OUTSOURCING/TECHNOLOGY - 27.5%

 SHARES                                                                   VALUE
 ------                                                                   -----
 1,000 Advent Software, Inc.* .....................................  $    38,570
 6,000 Barra, Inc.* ...............................................      277,500
 5,000 BISYS Group, Inc.* .........................................      260,100
16,000 Bright Horizons Family Solutions, Inc.* ....................      406,560
10,000 Career Education Corp.* ....................................      260,700
 5,000 CheckFree Corp.* ...........................................       70,400
 6,000 ChoicePoint, Inc.* .........................................      256,680
 8,500 DeVry, Inc.* ...............................................      229,075
 5,000 eFunds Corp.* ..............................................       77,500
37,500 Euronet Worldwide, Inc.* ...................................      489,375
 9,000 Firstservice Corp.* ........................................      189,630
 4,000 FYI, Inc.* .................................................      143,800
10,000 Instinet Group, Inc.* ......................................       96,000
 6,500 InterCept Group, Inc.* .....................................      232,050
 5,000 Investment Technology Group, Inc.* .........................      322,050
11,000 Iron Mountain, Inc.* .......................................      429,550
 3,000 Kroll, Inc.* ...............................................       48,000
12,000 Metris Companies, Inc. .....................................      194,520
10,500 NCO Group, Inc.* ...........................................      171,675
18,500 ProBusiness Services, Inc.* ................................      323,380
 3,000 RSA Security, Inc.* ........................................       36,120
                                                                      ----------
                                                                       4,553,235
                                                                      ----------
FINANCIAL SERVICES - 27.1%
 6,500 Affiliated Managers Group, Inc.* ...........................      401,050
20,000 American Capital Strategies Ltd. ...........................      495,400
 5,500 Annuity & Life Re Holdings Ltd .............................      127,820
 7,000 Banknorth Group, Inc. ......................................      153,510
 2,000 Berkley,W.R. Corp. .........................................      106,420
14,500 Boston Private Financial Holdings, Inc .....................      294,495
 3,000 Brookline Bancorp, Inc. ....................................       45,450
 2,000 Everest Reinsurance Holdings, Inc. .........................      133,700
 8,000 FirstFed Financial Corp.* ..................................      177,920
 2,000 Independent Financial Network, Inc. ........................       19,820
 9,000 Investors Financial Services Corp. .........................      476,100
 2,000 Markel Corp.* ..............................................      391,900
 2,250 Neuberger Berman, Inc ......................................       78,480
 5,000 Old Republic International Corp. ...........................      126,850
 9,000 PrivateBancorp, Inc. .......................................      146,880
 1,000 Protective Life Corp. ......................................       27,550
 7,000 Reinsurance Group of America, Inc. .........................      220,990
 4,500 Renaissance Re Holdings Ltd. ...............................      434,160
 5,800 SEI Investments Co. ........................................      178,350
 2,000 Silicon Valley Bancshares* .................................       46,880
 2,000 Umpqua Holdings Corp. ......................................       24,680
17,000 Vesta Insurance Group, Inc. ................................      216,580
 1,000 Westar Financial Services, Inc.* ...........................        9,950
 1,700 Wilmington Trust Corp. .....................................       96,560
 2,000 Wintrust Financial Corp. ...................................       56,960
                                                                     -----------
                                                                       4,488,455
                                                                     -----------
HEALTHCARE SERVICES- 11.1%
 8,000 Community Health Systems, Inc.* ............................      200,000
 3,000 Coventry Health Care, Inc.* ................................       64,320
 3,000 First Health Group Corp.* ..................................       81,000
 8,000 LifePoint Hospitals, Inc.* .................................      249,440
 1,000 Mid Atlantic Medical Services, Inc.* .......................       18,550
 4,000 Stericycle, Inc.* ..........................................      192,000
 9,000 Sunrise Assisted Living, Inc.* .............................      269,010
 6,000 Trigon Healthcare, Inc.* ...................................      368,340
10,000 Universal Health Services, Inc.* ...........................      403,900
                                                                     -----------
                                                                       1,846,560
                                                                     -----------
BROKER/OTHER - 4.3%
 9,000 Gallagher (Arthur J.) & Co. ................................      328,860
14,000 HCC Insurance Holdings, Inc. ...............................      384,860
                                                                     -----------
                                                                         713,720
                                                                     -----------
TOTAL INVESTMENTS IN COMMON STOCKS - 70.0%
(Identified cost, $11,125,415) ....................................   11,601,970
                                                                     -----------
CASH EQUIVALENTS - 30.0%
$4,955,000 State Street Bank and Trust Eurodollar Time Deposit,
           at cost approximating value, maturity 11/01/01              4,955,000
                                                                     -----------
TOTAL INVESTMENTS - 100% (IDENTIFIED COST, $16,080,415) ...........  $16,556,970
                                                                     ===========

*Non-income producing security

See notes to financial statements.

Statement of Assets and Liabilities - October 31, 2001

--------------------------------------------------------------------------------
ASSETS
Investments, at value (Note 1A) (Identified cost, $16,080,415) ...   $16,556,970
Cash .............................................................           222
Dividends and interest receivable.................................         3,233
Receivable for investments sold...................................       201,030
Receivable for Fund shares sold...................................         9,679
                                                                     -----------
Total Assets......................................................    16,771,134
                                                                     -----------
LIABILITIES
Accrued investment adviser fee (Note 5)...........................         8,952
Accrued expenses and other liabilities............................        69,957
Payable for investments purchased.................................     1,298,047
                                                                     -----------
Total Liabilities.................................................     1,376,956
                                                                     -----------
NET ASSETS (Note 3)...............................................   $15,394,178
                                                                     ===========
Net Assets consist of:
Investor Class....................................................   $ 9,301,579
Institutional Class...............................................   $ 6,092,599
Shares Outstanding consist of (Note 2):
Investor Class....................................................       637,157
Institutional Class...............................................       414,939

NET ASSET VALUE PER SHARE (Represents both the offering and redemption price) October 31, 2001
Investor Class....................................................   $     14.60
Institutional Class...............................................   $     14.68


See notes to financial statements.

Statement of Operations - Year ended October 31, 2001
--------------------------------------------------------------------------------

Investment Income:
      Dividends.....................................................$    54,581
      Interest......................................................     49,333
                                                                    -----------
         Total income...............................................    103,914
                                                                    -----------
Expenses:
      Investment adviser fee (Note 5).................... $74,004
      Trustees' remuneration.............................  25,340
      Transfer agent-institutional.......................  12,987
      Transfer agent-investor............................  33,319
      Custodian..........................................  61,673
      Audit..............................................  13,838
      Legal..............................................  31,805
      Insurance..........................................   2,550
      Registration.......................................  31,550
      Printing and other.................................  18,596
      Distribution fee (Note 7)..........................   9,436
                                                          -------
         Total expenses.............................................    315,098

      Advisor reimbursement (Note 6)................................   (193,221)
                                                                    -----------
      Net expenses..................................................    121,877
                                                                    -----------
      Net investment loss...........................................    (17,963)
                                                                    -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Net realized gain from investment transactions.....................     86,065
 Decrease in unrealized appreciation on investments.................   (235,097)
                                                                    -----------
      Net realized and unrealized loss on investments...............   (149,032)
                                                                    -----------
 Net decrease in net assets resulting from operations...............$  (166,995)
                                                                    ===========

                     See notes to financial statements.

Statement of Changes in Net Assets

-------------------------------------------------------------------------------
                                                Year Ended        Period Ended
                                                October 31,        October 31,
                                                   2001              2000(a)
INCREASE IN NET ASSETS:
Operations:
Net investment income/(loss)................. $   (17,963)       $    4,308
Net realized gain on investment transactions.      86,065           108,479
Increase/(decrease) in net unrealized
 appreciation of investments.................    (235,097)          711,652
                                              -----------        ----------
Net increase/(decrease) in net assets
 resulting from operations...................    (166,995)          824,439
Distributions to shareholders from:
  Net investment income -
    Institutional class                           (4,091)                 -
  Realized gain from investment
     transactions - Institutional class......     (83,867)                -
  Realized gain from investment
     transactions - Investor class...........     (25,898)
Fund share transactions - net (Note 2).......  12,701,372         2,118,298
Redemption fees..............................      30,920                 -
                                              -----------        ----------
    Total increase...........................  12,451,441         2,942,737
Net Assets:
  At beginning of period.....................   2,942,737                 -
                                              -----------        ----------
  At end of period........................... $15,394,178        $2,942,737
                                              ===========        ==========

Financial Highlights
---------------------------------------------------------------------------------------------------------------------------

                                                    Year Ended October 31, 2001           Period Ended October 31, 2000
                                                    Institutional      Investor           Institutional        Investor
                                                       Class             Class              Class (a)          Class (b)
                                                   ----------------------------------------------------------------------
Net Asset Value, beginning of period..............    $ 14.57           $ 14.26              $ 10.00           $ 10.00
Income from Investment Operations:
  Net investment income/(loss)....................          -             (0.03)                0.04             (0.01)
  Net realized and unrealized gain on investments.       0.52(c)           0.53(c)              4.53              4.27
Total income from investment operations...........       0.52              0.50                 4.57              4.26
Less Distributions From:
  Net investment income...........................      (0.02)                -                    -                 -
  Net realized gain on investment transactions....      (0.41)            (0.19)                   -                 -
Total distributions...............................      (0.43)            (0.19)                   -                 -
Redemption fees...................................       0.02              0.03                    -                 -
Net Asset Value, end of period....................    $ 14.68           $ 14.60              $ 14.57            $14.26
Total Return......................................       3.63%             3.68%                45.7%**           42.6%**
Ratios/Supplemental Data:
Net assets, end of period (000 omitted)...........    $ 6,093           $ 9,302              $ 2,253             $ 690
Ratio of expenses to average net assets...........       1.45%             1.80%                1.45%*            1.80%*
Ratio of expenses to average net assets without
giving effect to voluntary expense agreement......       4.04%             4.38%               11.58%*           14.73%*
Ratio of net investment income/(loss) to
 average net assets...............................      -0.02%            -0.48%                0.38%            -0.14%
Portfolio Turnover Rate...........................         48%               48%                  24%               24%

(a) From the commencement date of investment operations, December 9, 1999 to October 31, 2000.
(b) From the commencement date of investment operations, February 24, 2000 to October 31, 2000.
(c) The per share amount is not in accord with the net realized and unrealized gain/loss for the period because of the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.

* Annualized    **Not annualized

See notes to financial statements.

Notes to Financial Statements
-------------------------------------------------------------------------------
(1) SIGNIFICANT ACCOUNTING POLICIES - Century Capital Management Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Century Small Cap Select Fund (the "Fund") is a diversified series of the Trust which issues shares in two classes: an Institutional class and an Investor class. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Investment Security Valuations - Securities listed on national securities exchanges are valued at closing prices. Unlisted securities or listed securities for which closing prices are not available are valued at the latest bid prices. Short-term obligations, maturing in 60 days or less, are valued at amortized cost, which approximates value.

B. Federal Taxes - It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for Federal income or excise tax is necessary.

C. Other - Investment security transactions are accounted for on the date the securities are purchased or sold. Gain or loss on sales is determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Shares issuable to shareholders electing to receive income dividends and capital gain distributions in shares are recorded on the ex-dividend date.

D. Use of Estimates - The preparation of these financial statements in accordance with accounting principles generally accepted in the United States of America incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from those estimates.

E. Multiple Classes of Shares - The Fund offers multiple classes of shares, which differ in their respective distribution and transfer agent fees. All shareholders bear the common expenses of the Fund based upon daily net assets of each class, without distinction between share classes.

F. Redemption Fees - In general, shares of the Fund may be redeemed at net asset value. However, upon the redemption of shares held less than 180 days, a fee of 1.00% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

(2) FUND SHARES - The number of authorized shares is unlimited. Shares of the Fund are currently divided into an Investor class and an Institutional class. Transactions in Fund shares were as follows:

                                        Year Ended October 31, 2001
                                Institutional Class          Investor Class
                                --------------------      -------------------
                                Shares     Amount          Shares     Amount
                                ------     ------          ------     ------
Sold..........................  342,719  $5,056,246        742,027  $11,091,468
Issued to shareholders in
  reinvestment of distributions
  from:
  Net investment income.......      233       3,517              -            -
  Realized gain on investment
    transactions..............    5,032      75,883          1,708       25,591
                                -------  ----------        -------  -----------
                                347,984   5,135,646        743,735   11,117,059
Repurchased...................  (87,627) (1,306,866)      (154,952)  (2,244,467)
                                -------  ----------       --------  -----------
Net Increase..................  260,357  $3,828,780        588,783  $ 8,872,592
                                =======  ==========        =======  ===========


                                     Period Ended October 31, 2000
                                Institutional Class          Investor Class
                                --------------------      -------------------
                                Shares     Amount          Shares     Amount
                                ------     ------          ------     ------
Sold..........................  154,582  $1,605,100         48,562     $515,665
Repurchased...................        _           _           (188)      (2,467)
Net Increase..................  154,582  $1,605,100         48,374     $513,198
                                =======  ==========         ======     ========

(3) SOURCES OF NET ASSETS - At October 31, 2001,
      net assets consisted of:
    Capital Paid-in                                                  $14,832,627
    Unrealized appreciation on investments                               476,555
    Accumulated undistributed net realized gains on investments           84,996
                                                                     -----------
        Net assets applicable to outstanding capital stock           $15,394,178
                                                                     ===========

(4) INVESTMENT SECURITY TRANSACTIONS - Other than U.S. Government obligations and certificates of deposit, purchases and sales of investment securities aggregated $12,548,082 and $3,564,680 respectively, during the year ended October 31, 2001. At October 31, 2001, the cost of investments for federal tax purposes was $16,086,131. Net unrealized appreciation for all securities at that date was $470,839. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $1,228,541 and aggregate gross unrealized depreciation for all securities in which there was an excess tax cost over market value of $757,702.

(5) INVESTMENT ADVISER FEE - The investment adviser fee is earned by Century Capital Management, Inc. ("CCM") as compensation for providing investment advisory, management and administrative services to the Fund. CCM receives a monthly fee equal on an annualized basis to 0.95% of the Fund's net asset value. For the year ended October 31, 2001, the fee amounted to $74,004. Officers and Trustees of the Fund who are employed by CCM receive remuneration for their services out of such investment adviser fee.

(6) ADVISER REIMBURSEMENT - CCM has voluntarily waived a portion of its management fee for both classes and reimbursed certain other expenses to the extent necessary so that net fund annual operating expenses (exclusive of brokerage commissions, taxes, interest and litigation, indemnification and other extraordinary expenses) will not exceed certain expense limitations through at least February 28, 2002. The expense limitations for the Investor and Institutional class are 1.80% and 1.45%, respectively. During the year ended October 31, 2001, the adviser reimbursement amounted to $193,221.

(7) DISTRIBUTION AND SERVICE PLAN - The Fund has adopted a distribution and service plan for the Investor class under Rule 12b-1 of the 1940 Act. Distribution plans permit a Fund to pay for all or a portion of the costs incurred in connection with the distribution and/or servicing of shares. The Investor Class currently pays a distribution and service fee equal to 0.25% of the average daily net assets of the class. During the year ended October 31, 2001, $9,436 was accrued under the distribution and service plan. The plan may be terminated at any time by the vote of a majority of the independent Trustees or by the vote of the holders of a majority of the outstanding shares of the Investor class.

INDEPENDENT AUDITORS' REPORT

To the Board of Trustees of
Century Capital Management Trust and
Shareholders of Century Small Cap Select Fund

We have audited the accompanying statement of assets and liabilities of Century Small Cap Select Fund (the "Fund", a series of Century Capital Management Trust), including the portfolio of investments, as of October 31, 2001, the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and the period from December 9, 1999, the commencement of investment operations, to October 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Century Small Cap Select Fund as of October 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
December 7, 2001

[LOGO] CENTURY FUNDS

One Liberty Square          Boston, Massachusetts 02109


CSCSF AR 5
DEC 2001